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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 3, 1997
                              (SEPTEMBER 29, 1997)


                         COMPREHENSIVE CARE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                       0-5751                  95-2594724
----------------------------   ------------------------   --------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)


        1111 BAYSIDE DRIVE, SUITE 100
         CORONA DEL MAR, CALIFORNIA                      92625
        -----------------------------                    -----
  (Address of Principal Executive Offices)             (Zip Code)



      Registrant's telephone number, including area code:  (714) 222-2273



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ITEM 5. OTHER EVENTS.
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     In connection with the implementation of the Registrant's plan to relocate certain principal financial functions from the Registrant's principal offices in Newport Beach, California to the offices of Comprehensive Behavioral Care, Inc., a principal subsidiary of the Registrant in Tampa, Florida, Ms. Kerri Ruppert, Senior Vice President and Chief Financial Officer of the Registrant, was separated from the Registrant effective September 29, 1997.

     On September 30, 1997, the Registrant elected Ms. Carol Pollack as its interim Chief Financial Officer. Ms. Pollack will discharge the usual and customary duties as Chief Financial Officer of the Registrant and oversee, direct and implement the transition of certain core financial functions to Tampa, Florida. Prior to her appointment, Ms. Pollack was an independent consultant in the managed care industry. From March 1993 to March 1996, she served as Vice President - Securities Management System Project for CIGNA Investment Management, the investment subsidiary of CIGNA Corporation, and from December 1989 to March 1996, she was Vice President - Investment Accounting of CIGNA Investment Management and, for 10 years prior thereto, had various financial positions with CIGNA Corporation. Ms. Pollack is a certified public accountant.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.
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     On September 30, 1997, Wm. James Nicol resigned as a Class III Director of the Registrant. Mr. Nicol's resignation was for personal reasons and was not as a result of any dispute or disagreement with the Registrant. The Board determined that, for the present time, it would not seek to fill the vacancy created by reason of Mr. Nicol's resignation, and reduced the number of directors comprising the entire Board from six in number to five in number, of which two are Class I Directors, two are Class II Directors and one is a Class III Director. Messrs. William H. Boucher, J. Marvin Feigenbaum, John A. McCarthy, Jr., A. Richard Pantuliano and Chriss W. Street continue to serve as Directors of the Registrant.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMPREHENSIVE CARE CORPORATION



                                        By:  /s/ Chriss W. Street
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                                             Chriss W. Street
                                             Chairman, President and
                                                Chief Executive Officer

Date:  October 3, 1997


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